                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

         The undersigned, being Officers and Trustees of each of the Van Kampen Open End Trusts (individually, a "Trust") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust, except for the Van Kampen Pennsylvania Tax Free Income Fund being a Pennsylvania trust, and being Officers and Directors of Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, do hereby, in the capacities shown below, appoint Richard F. Powers, III, Stephen L. Boyd and A. Thomas Smith III, each of Oakbrook Terrace, Illinois, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: January 28, 2000

       Signature                                            Title
       ---------                                            -----
/s/ Richard F. Powers, III
---------------------------------------         President, Trustee/Director
     Richard F. Powers, III

/s/ John L. Sullivan                            Vice President, Chief Financial
---------------------------------------         Officer and Treasurer
        John L. Sullivan

/s/ J. Miles Branagan
---------------------------------------         Trustee/Director
        J. Miles Branagan

/s/ Jerry D. Choate
---------------------------------------         Trustee/Director
        Jerry D. Choate

/s/ Linda Hutton Heagy
---------------------------------------         Trustee/Director
        Linda Hutton Heagy

/s/ R. Craig Kennedy
---------------------------------------         Trustee/Director
        R. Craig Kennedy

/s/ Mitchell M. Merin
---------------------------------------         Trustee/Director
        Mitchell M. Merin

/s/ Jack E. Nelson
---------------------------------------         Trustee/Director
        Jack E. Nelson

/s/ Phillip B. Rooney
---------------------------------------         Trustee/Director
        Phillip B. Rooney

/s/ Fernando Sisto, Sc. D.
---------------------------------------         Trustee/Director
        Fernando Sisto, Sc. D.

/s/ Wayne W. Whalen
---------------------------------------         Trustee/Director
        Wayne W. Whalen

/s/ Suzanne H. Woolsey
---------------------------------------         Trustee/Director
        Suzanne H. Woolsey

/s/ Paul G. Yovovich
---------------------------------------         Trustee/Director
        Paul G. Yovovich


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                                   SCHEDULE 1


VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN EMERGING GROWTH FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY INCOME FUND
VAN KAMPEN GLOBAL MANAGED ASSETS FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
VAN KAMPEN PACE FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN TAX-EXEMPT TRUST
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
VAN KAMPEN WORLD PORTFOLIO SERIES TRUST